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                                                                    EXHIBIT 10.2

                               [GRAPHIC] Coinstar

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                            Effective January 1, 2002

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                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
ARTICLE 1  INTRODUCTION ..........................................    1

     1.01   Establishment and Name of Plan .......................    1
     1.02   Intent and Status of Plan ............................    1

ARTICLE 2  DEFINITIONS ..........................................     2

     2.01   Account Balance ......................................    2
     2.02   Annual Base Salary ...................................    2
     2.03   Annual Bonus .........................................    2
     2.04   Board ................................................    3
     2.06   Committee ............................................    3
     2.07   Code .................................................    3
     2.08   Company ..............................................    3
     2.09   Compensation .........................................    3
     2.10   Compensation Deferral Agreement ......................    3
     2.11   Compensation Deferral Date ...........................    3
     2.12   Compensation Deferral Period .........................    3
     2.13   Deferred Compensation Account ........................    4
     2.14   Determination Date ...................................    4
     2.15   Disability ...........................................    4
     2.16   Distribution Date ....................................    4
     2.17   Effective Date .......................................    4
     2.18   Elective Deferral Amounts ............................    4
     2.19   Eligible Employee ....................................    5
     2.20   ERISA ................................................    5
     2.21   Forfeiture ...........................................    5
     2.22   Misconduct ...........................................    5
     2.23   Normal Retirement Date ...............................    5
     2.24   Participant ..........................................    5
     2.25   Participating Company ................................    6
     2.26   Participating Company Contribution ...................    6
     2.27   Participating Company Contribution Account ...........    6
     2.28   Plan .................................................    6
     2.29   Plan Year ............................................    6
     2.30   Related Company ......................................    6

ARTICLE 3  ELIGIBILITY AND PARTICIPATION ......................       7

     3.01   Eligibility ..........................................    7
     3.02   Participation for Purposes of Making Deferrals .......    7
     3.03   Termination of Participation .........................    7

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ARTICLE 4 ELECTIVE DEFERRALS AND PARTICIPATING COMPANY CONTRIBUTIONS .............    8

    4.01  Participant's Accounts .................................................    8
    4.02  Elective Deferral Amounts ..............................................    8
    4.03  Participating Company Contribution .....................................    9
    4.04  Deemed Investment Amounts Credited to Deferred Compensation Accounts and
          Participating Company Contribution Accounts ............................   10
    4.05  Allocation of Accrued Earnings and Losses of Deemed Investments ........   11

ARTICLE 5 DISTRIBUTION OF BENEFITS ...............................................   12

    5.01  In General .............................................................   12
    5.02  Time of Distribution ...................................................   12
    5.03  Amount and Method of Distribution of Benefits ..........................   12
    5.04  Committee Decision .....................................................   13
    5.05  Designation of Beneficiaries ...........................................   13

ARTICLE 6 FINANCING AND UNFUNDED STATUS ..........................................   14

    6.01  Costs Borne by the Company and any Participating Company ...............   14
    6.02  Unfunded Plan ..........................................................   14
    6.03  Trust ..................................................................   14
    6.04  Unfunded Status ........................................................   14

ARTICLE 7 FORFEITURE .............................................................   15

    7.01  Forfeitures ............................................................   15
    7.02  Certain Forfeiture Conditions ..........................................   15
    7.03  Treatment of Forfeitures ...............................................   15

ARTICLE 8 ADMINISTRATION .........................................................   16

    8.01  General Administration .................................................   16
    8.02  Committee Procedures ...................................................   16
    8.03  Indemnification of Committee Members ...................................   16

ARTICLE 9 CLAIM PROCEDURES .......................................................   17

    9.01  Presentation of Claim ..................................................   17
    9.02  Notification of Decision ...............................................   17
    9.03  Review of a Denied Claim ...............................................   17
    9.03  Decision on Review .....................................................   18
    9.04  Legal Action ...........................................................   18
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ARTICLE 10 AMENDMENT AND TERMINATION OF PLAN .................................  19

    10.01  Amendment and Termination .........................................  19
    10.02  Termination of Participation by a Participating Company ...........  19

ARTICLE 11 GENERAL PROVISIONS ................................................  20

    11.01  Limitation of Rights ..............................................  20
    11.02  No Assignment or Alienation of Benefits ...........................  20
    11.03  Successors ........................................................  20
    11.04  Governing Law .....................................................  20
    11.05  Entire Agreement ..................................................  20
    11.06  Unsecured General Creditor ........................................  21
    11.07  Participating Company's Liability .................................  21
    11.08  Not a Contract of Employment ......................................  21
    11.09  Captions ..........................................................  21
    11.10  Notice ............................................................  21
    11.11  Validity ..........................................................  22
    11.12  Incompetent .......................................................  22
    11.13  Furnishing Information ............................................  22
    11.14  Court Order .......................................................  22

                                      iii

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                                    ARTICLE 1

                                  INTRODUCTION

1.01  Establishment and Name of Plan

      This Coinstar, Inc. Executive Deferred Compensation Plan is established, effective January 1, 2002, as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of Coinstar, Inc. or any Participating Company (as defined below).

1.02  Intent and Status of Plan

      The Plan is intended to be an unfunded plan maintained by Coinstar, Inc. (the Company) primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Company (and intended to be within the exemptions therefore, without limitation, of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA and Section 220.104-23 of the Labor Regulations). The Plan is intended to be "unfunded" for purposes of both ERISA and the Code. The Plan is not intended to be a qualified plan under Section 401(a) of the Code; rather, the Plan is intended to be a "nonqualified" plan.

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                                    ARTICLE 2

                                   DEFINITIONS

Each following word, term and phrase shall have the following respective meanings whenever such word, term or phrase is capitalized and used in any Article of this Plan unless the context clearly indicates otherwise:

2.01   Account Balance

       "Account Balance" means for each Participant the sum of the balances in the Participant's Deferred Compensation Account and Participating Company Contribution Account. A Participant's Account Balance shall be utilized solely as a device for the determination and measurement of the amounts to be paid as benefits to a Participant or his or her beneficiary pursuant to the Plan. A Participant shall not have at any time any interest in or to such Account Balance or in any deemed investment thereof. A Participant's Account Balance shall not constitute or be treated as a trust or trust fund of any kind.

2.02   Annual Base Salary

       "Annual Base Salary" means the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employee services rendered (whether or not such allowances are included in the employee's gross income). Annual Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant to any qualified or non-qualified plans of the Company or any other Participating Company and shall be calculated to include salary reduction contributions and salary deferrals not otherwise included in the Participant's gross income under Code Section 125, 132(f) or 402(e)(3) pursuant to plans established by the Company or any other Participating Company; provided, however, that all such amounts will be
                              --------  -------
       included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the employee.

2.03   Annual Bonus

       "Annual Bonus" means any compensation in addition to Annual Base Salary relating to services performed during any calendar year (including any forms of variable compensation as may be authorized by the Committee from time to time), whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to the employee. Annual Bonus shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant to any qualified or non-qualified plans of the Company or other any Participating Company and shall be calculated to include salary reduction contributions and salary deferrals not

                                       2

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       otherwise included in the Participant's gross income under Code
       Section 125, 132(f) or 402(e)(3) pursuant to plans established by the Company or any other Participating Company; provided, however, that
                                                   --------  -------
       all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the employee.

2.04   Board

       "Board" means the Board of Directors of the Company.

2.06   Committee

       "Committee" means the Committee appointed by the Board to administer the Plan pursuant to Article 8 hereof. If no such Committee has been appointed, then the term Committee shall mean the Company by and through any executive officer duly authorized to act on behalf of the Company.

2.07   Code

       "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

2.08   Company

       "Company" means Coinstar, Inc., a Delaware Corporation and any business organization or corporation into which Coinstar, Inc. may be merged or consolidated or by which it may be succeeded.

2.09   Compensation

       "Compensation" means the sum of a Participant's Annual Base Salary and Annual Bonus.

2.10   Compensation Deferral Agreement

       "Compensation Deferral Agreement" means the written agreement to defer Compensation contemplated in Articles 3 and 4 hereof executed by the Participant and the Company or any Participating Company.

2.11   Compensation Deferral Date

       "Compensation Deferral Date" means the Effective Date in the initial Plan Year, and January 1, in each calendar year thereafter.

2.12   Compensation Deferral Period

       "Compensation Deferral Period" means the period beginning on January 1 and ending on the following December 31 (the calendar year), or, for the initial Plan Year, the period beginning on the Effective Date and ending on December 31.
                                       3

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2.13   Deferred Compensation Account

       "Deferred Compensation Account" means, for each Participant, the separate book reserve account (and any subaccounts or parts thereof) established by the Company and any Participating Company pursuant to
       Article 4 of this Plan to which shall be credited (added) the Participant's share of any Elective Deferral Amounts and from which any distributions, and any Forfeitures shall be subtracted; and which shall be adjusted for allocation of accrued earnings and losses thereon as described in Section 4.05 hereof. All amounts, which are credited to such Deferred Compensation Account, are credited solely for computation purposes and are at all times general assets of the Company and any Participating Company and subject to the claims of the general creditors of the Company and any Participating Company. A Participant's Deferred Compensation Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid as deferred compensation benefits to the Participant or his or her beneficiary pursuant to the Plan. A Participant shall not have at any time any interest in or to such Deferred Compensation Account or in any deemed investment thereof. A Participant's Deferred Compensation Account shall not constitute or be treated as a trust or trust fund of any kind.

2.14   Determination Date

       "Determination Date" means the date on which the Committee determines the value of a Deferred Compensation Account. The Committee shall determine the value of each Deferred Compensation Account on the last business day of each month, and at such other times as it may, in its absolute discretion, determine.

2.15   Disability

       "Disability" shall mean the total and permanent disability of a Participant as defined in the Company long-term disability plan and as determined by the Committee.

2.16   Distribution Date

       "Distribution Date" means the date determined by the Committee within a reasonably practicable time period, but not later than 90 days after the Determination Date, which next follows the Participant's termination of employment with the Related Companies.

2.17   Effective Date

       "Effective Date" of the Plan means January 1, 2002.

2.18   Elective Deferral Amounts

       "Elective Deferral Amounts" means the amount deferred from Compensation by a Participant as described in Section 4.02.

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2.19   Eligible Employee

       "Eligible Employee" means any employee designated by the Committee to participate in the Plan pursuant to Article 3 hereof.

2.20   ERISA

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

2.21   Forfeiture

       "Forfeiture" means the portion of a Participant's Account Balance that is forfeited under Section 4.03 or 7.02 hereof.

2.22   Misconduct

       "Misconduct" means:

          . Misappropriation of the assets of the Company, any Related Company or Participating Company;

          . Behavior reflecting adversely on the reputation of the Company, any Related Company, or Participating Company;

          . Neglect of the duties of the Participant as employee of the Company, any Related Company, or Participating Company;

          . Unauthorized use of disclosure of any of the trade secrets or confidential information of the Company, any Related Company, or Participating Company, including but not limited to the names and addresses of any of the customers of the Company, any Related Company, or Participating Company, or knowledge of their needs and requirements; or

          . Competition with the Company, any Related Company, or Participating Company, in its normal marketing area during either his or her employment with the Company or Participating Company or within 5 years after his or her termination of employment.

2.23   Normal Retirement Date

       "Normal Retirement Date" means the first day of the month that coincides with or immediately follows the Participant's 60th birthday.

2.24   Participant

       "Participant" means an Eligible Employee participating in the Plan pursuant to the provisions of Article 3 hereof.

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2.25   Participating Company

       "Participating Company" means the Company and any Related Company selected by the Company to participate in the Plan.

2.26   Participating Company Contribution

       "Participating Company Contribution" means the contribution made by the appropriate Participating Company as described in Section 4.03 of this Plan hereof.

2.27   Participating Company Contribution Account

       "Participating Company Contribution Account" means for each Participant, the separate book reserve account (and any subaccounts or parts thereof) established by the Company and any Participating Company pursuant to Article 4 of this Plan to which shall be credited (added) the Participant's share of any Participating Company Contributions and from which any distributions and any Forfeitures shall be subtracted; and which shall be adjusted for allocation of accrued earnings and losses thereon as described in Section 4.05 hereof. All amounts, which are credited to such Participating Company Contribution Account, are credited solely for computation purposes and are at all times general assets of the Company and any Participating Company and subject to the claims of the general creditors of the Company and any Participating Company. A Participant's Participating Company Contribution Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid as benefits to the Participant or his or her beneficiary pursuant to the Plan. A Participant shall not have at any time any interest in or to such Participating Company Contribution Account or in any deemed investment thereof. A Participant's Participating Company Contribution Account shall not constitute or be treated as a trust or trust fund of any kind.

2.28   Plan

       "Plan" means the Coinstar, Inc. Executive Deferred Compensation Plan as established and set forth herein (together with any and all supplements hereto), and as amended from time to time.

2.29   Plan Year

       "Plan Year" means the twelve (12) consecutive month period beginning on each January 1 and ending on each following December 31 thereafter (the calendar year).

2.30   Related Company

       "Related Company" shall mean any corporation that, together with the Company, is treated as a single employer under Code Section 414(b),
       (c), (m) or (o).

                                    ARTICLE 3

                          ELIGIBILITY AND PARTICIPATION

3.01  Eligibility

      Eligible Employees shall be limited primarily to those employees of the Participating Companies who are members of a select group of management or highly compensated employees and who are designated by the Committee in its sole discretion, from time to time, as eligible to participate in the Plan.

3.02  Participation for Purposes of Making Deferrals

      To the extent an Eligible Employee wishes to make a deferral election under the Plan, such Eligible Employee shall be permitted to elect to defer a portion of his or her Annual Base Salary and/or Annual Bonus as set forth in Section 4.02 of the Plan with respect to any Compensation Deferral Period under Article 4 hereof by completing and delivering to the Committee a duly executed Compensation Deferral Agreement as provided in Section 4.02 hereof.

3.03  Termination of Participation

      A Participant's participation in the Plan shall terminate when a Participant's employment with the Participating Companies terminates (even though he or she may be employed by a Related Company which is not a Participating Company), or when such Participant is no longer designated by the Committee in its sole discretion as an employee eligible to participate in the Plan.

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                                    ARTICLE 4

                             ELECTIVE DEFERRALS AND

                       PARTICIPATING COMPANY CONTRIBUTIONS

4.01     Participant's Accounts

         The Company shall establish and maintain for each Participant or former Participant a Deferred Compensation Account and a Participating Company Contribution Account for the purpose of measuring and determining amounts payable under this Plan. The Company shall maintain such subaccounts within such Accounts as it determines to be necessary for the proper administration of the Plan. The provisions of this Article 4 shall govern such Deferred Compensation Account and Participating Company Contribution Account.

4.02     Elective Deferral Amounts

         The provisions of this Section govern elective deferrals of Compensation by Participants under the Plan.

         (a)  Elective Deferrals Amounts. The following provisions apply to the
              --------------------------
              elective deferral of Compensation by Participants under the Plan.

              (i)   Elective Deferral Elections by Participants. With respect to
                    -------------------------------------------
                    a Compensation Deferral Period, a Participant may make an election at any time during the period beginning thirty (30) days prior to the Compensation Deferral Date and ending ten
                    (10) days prior to the Compensation Deferral Date on which such Compensation Deferral Period begins to defer a specified percentage of his or her Annual Base Salary and/or Annual Bonus which would otherwise be payable by the Company or any other Participating Company to the Participant during the Compensation Deferral Period beginning on such Compensation Deferral Date. Any such election shall be made on a Compensation Deferral Agreement, which is duly executed by the Participant, and which is delivered by such Participant to the Committee before such Compensation Deferral Date and may not be revoked, changed or modified for and during the applicable Compensation Deferral Period, except as otherwise provided in Section 4.02. Such Compensation Deferral Agreement must be accepted by the Committee to be valid.



              (ii)  Continuation and Irrevocability of Election. Any election by
                    -------------------------------------------
                    a Participant pursuant to Subsection 4.02(a)(i) and any subsequent election will continue (and may not be modified, altered, or changed in any way) until the earliest of:

                    (A) if the Participant makes a new deferral election, the first day of the next Compensation Deferral Period following such election,

                    (B) the Participant is no longer designated as eligible to participate in the Plan,

                    (C) the Participant terminates employment with the Participating Companies, or

                    (D) the Plan is amended or terminated such that the Plan no longer permits deferrals of Compensation.

                          A Participant's Compensation Deferral Agreement shall remain in effect for all subsequent Compensation Deferral Periods until the Participant executes a new Compensation Deferral Agreement. Any new Compensation Deferral Agreement shall become effective the first day of the Compensation Deferral Period that next follows the date of the new Compensation Deferral Agreement.

              (iii) Minimum and Maximum Deferral Commitments. For each Plan
                    ----------------------------------------
                    Year, the minimum and maximum percentages of Annual Base Salary and Annual Bonus that a Participant may elect to defer are as follows:

                        Deferral Source            Minimum         Maximum
                    -----------------------    ---------------  --------------
                    Annual Base Salary               0%              80%
                    Annual Bonus                     0%             100%

        Any otherwise required withholding shall be made prior to the deferral of Compensation.

        (b)   Vesting. A Participant shall at all times be one hundred percent
              -------
              (100%) vested in his or her Deferred Compensation Account.

        (c)   Withholding and Crediting of Elective Deferral Amounts. The
              ------------------------------------------------------
              Company or any Participating Company shall withhold the specified percentage of amounts deferred by the Participant hereunder from the Compensation, which is otherwise payable to the Participant. The Committee shall credit amounts equal to such withheld amounts to the Participant's Deferred Compensation Account at the end of each month.

4.03    Participating Company Contribution

        (a)   Discretionary Contribution Amounts. Each Participating Company may
              ----------------------------------
              match each Participant's annual deferral and credit to his or her Participating Company Contribution Account any amount the Participating Company chooses. Each Participating Company may, in addition or as an alternative, make a discretionary contribution to any or all eligible employees or Participants. No Participating Company is required to make any contribution of any kind.

         (b)      Vesting. Except as provided in Section 7.02, a Participant's
                  -------
                  Participating Company Contributions for a Compensation Deferral Period, and any earnings thereon, will Vest (become nonforfeitable) as follows:

                         . 0% prior to the third anniversary of the beginning of the Compensation Deferral Period to which the Participating Company Contribution relates; and

                         . 100% upon third anniversary of the beginning of the Compensation Deferral Period to which the Participating Company Contribution relates, provided the Participant is employed by the Company or a Related Company on such date.

                  In no event, however, will a Participant's vesting percentage with respect to any Participating Company Contribution and its associated earnings be reduced by a change in vesting schedule.

                  All of a Participant's Participating Company Contributions, and all earnings thereon, will become 100% Vested on the earliest of the following events (even if they would not be vested under the foregoing vesting rules):

                         .    the Participant's Normal Retirement Date;
                         .    the Participant's Disability; or
                         .    the Participant's death.

                  Participant's interest in his or her Participating Company Contribution Account, including the Vested portion thereof, may be subject to Forfeiture under Article 7 of the Plan.

            (c)   Crediting of Participating Company Contributions. The
                  ------------------------------------------------
                  Committee shall credit amounts equal to the Participating Company Contribution to the Participant's Participating Company Account at the time determined by the Committee.


     4.04 Deemed Investment Amounts Credited to Deferred Compensation Accounts and Participating Company Contribution Accounts

            Solely as a device to measure amounts payable to Participants, former Participants, or beneficiaries hereunder, the Committee shall establish uniform and nondiscriminatory rules consistent with this Section for the treatment of amounts credited to a Participant's Deferred Compensation Account and Participating Company Contribution Account based on the return of a set of investment funds designated by the Committee. No investment of such amounts is required. The Committee shall retain the discretion to invest all amounts credited to a Participant's Deferred Compensation Account and Participating Company Contribution Account under this Plan as it deems appropriate. The Committee may, in its sole discretion, permit Participants to designate deemed investment of amounts credited to a Participant's Deferred Compensation Account and Participating

            Company Contribution Account among investment funds designated by the Committee and to make transfers among such funds. In no event shall a Participant's designated deemed investment in a fund be considered or construed in any manner, as an actual investment in any such fund, and in the event that the Committee, in its own discretion, decides to invest funds in any or all of the funds, no Participant shall have any rights in or to such investments themselves.

     4.05   Allocation of Accrued Earnings and Losses of Deemed Investments

            Solely as a device to measure amounts payable to Participants, former Participants, or beneficiaries hereunder, the Committee shall establish uniform and nondiscriminatory rules consistent with this Section to determine accrued income, gains and losses from the investments of Deferred Compensation Accounts and Participating Company Contribution Accounts deemed to be made pursuant to Section
            4.04 hereof to be allocated among Participant Account Balances. Any accrued earnings and losses shall be allocated and credited to a Participant's Deferred Compensation Account and Participating Company Contribution Account on a monthly basis.

                                    ARTICLE 5

                            DISTRIBUTION OF BENEFITS

     5.01   In General

            The provisions of this Article 5 govern the distribution of amounts payable under this Plan. A Participant whose employment with the Participating Companies terminates for any reason shall be entitled to distribution of benefits pursuant to this Article, subject to the provisions of Article 7.

     5.02   Time of Distribution

            The Company shall commence distribution of benefits beginning with the Distribution Date immediately following the Participant's termination of employment with the Related Companies for any reason (including retirement, death or Disability); provided, however that
                                                         --------  -------
            benefits shall be valued and paid pursuant to the provisions of
            Section 5.03 hereof.

     5.03   Amount and Method of Distribution of Benefits

            A Participant whose employment with the Related Companies terminates shall be entitled to receive a distribution of the balance credited to his or her Deferred Compensation Account as of the Determination Date. Distribution of such deferred compensation benefits to a former Participant under this Plan may be made by the Company on behalf of the relevant Participating Company, or the Participating Company itself may distribute such benefits, as directed by the Committee in its sole discretion as follows:

            (a)  Termination of Employment.
                 -------------------------

                 In the event a Participant's employment terminates for any reason, including (without limitation) death or Disability, then the Participant's vested Account Balance shall be paid to the Participant (and after the Participant's death, to his or her beneficiary). Payment shall be made in the form of a single lump sum payment on the Distribution Date.

            (b)  Early Withdrawals.
                 -----------------

                 (i) A Participant may elect in a Compensation Deferral Agreement to withdraw all or any portion of the amount deferred, including any earnings credited thereon, pursuant to that Compensation Deferral Agreement as of a date specified in the election. Such date shall not be sooner than five (5) years after the date the Compensation Deferral Period commences.

                 (ii)  Payment. The amount payable under subparagraph (i) shall
                       -------
                       be paid in a lump sum within ninety (90) days following the beginning of the year in which the withdrawal was elected to be made.

            (iii)    Acceleration of Distributions. A Participant may elect to
                     -----------------------------
                     receive a lump sum distribution of his or her entire vested Account Balance at any time. However, any such election to receive an early distribution shall be subject to a ten percent (10%) penalty of the Participant's vested Account Balance, which amount shall be deducted from the distributed amounts and forfeited by the Participant. The amount payable under this section shall be paid in a lump sum within ninety (90) days following receipt of the request and shall be charged to the Participant's Account as a distribution. In addition, any unvested portion of the Account Balance shall be permanently forfeited and the Participant shall not be eligible to participate for the remainder of the Plan Year and the next following Plan Year.

 5.04  Committee Decision

       Any decision to be made under this Article 5 with respect to the distribution of benefits with respect to a Participant or former Participant under this Plan shall be made by the Committee, but such Participant shall exclude himself therefrom for purposes of those decisions if such Participant is a member of the Committee.

 5.05  Designation of Beneficiaries

       A Participant may elect to designate a beneficiary(ies) to receive any benefits payable under this Plan upon the Participant's death. In the event of a new beneficiary designation, all beneficiary designations previously filed shall be cancelled. No designation or change in designation of a beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent. The Participant may change such designation from time to time and the last written designation delivered to the Committee prior to the Participant's death will control. If the Participant fails to specifically designate a beneficiary, or such designation is invalid, or if no designated beneficiary survives the Participant, or if all designated beneficiaries who survive the Participant die before all payments are made, then the remaining payments shall be made to the Participant's surviving spouse if such spouse is then living; if such spouse is not living, then to the executors or administrators of the estate of the Participant. If the Committee has any doubts as to the proper beneficiary to receive payment pursuant to this Plan, the Committee shall have the right, exercisable in its discretion to cause the Participating Companies to withhold such payments until the matter is resolved to the Committee's satisfaction.

                                    ARTICLE 6

                          FINANCING AND UNFUNDED STATUS

6.01     Costs Borne by the Company and any Participating Company

         The costs of the Plan shall be borne by the Participating Companies.

6.02     Unfunded Plan

         All benefits under the Plan shall be paid from the Company's general assets. Participants and their beneficiaries, heirs, successors, and assigns shall have no secured legal or equitable rights, interest or claims in or to any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims or interests in any property or asset which may be acquired by the Company. The Company need not hold any assets in trust or as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future, and the Participants shall have the status of general unsecured creditors of the Company.

6.03     Trust

         At its sole discretion, the Company may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of benefits owed under the Plan. Although such a trust may be irrevocable, its assets shall be held for payment of all the Company's general creditors in the event of the Company's insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from any trust, such benefits shall remain the obligation of the Company.

6.04     Unfunded Status

         This Plan is intended to be unfunded for purposes of both ERISA and the Code.

                                    ARTICLE 7

                                   FORFEITURE

7.01 Forfeitures

     Forfeitures may arise pursuant to Section 4.03 or 7.02 hereof.

7.02 Certain Forfeiture Conditions

     Any portion of a Participant's Participating Company Contribution Account that is not vested when his or her employment with the Company and the Related Companies terminates shall be forfeited and treated as a Forfeiture. In addition, notwithstanding any other provision of the Plan, all rights under this Plan of the Participant, his or her designated beneficiary or beneficiaries, executors, administrators, legal representatives, or any other person, to receive payments of amounts attributable to Participating Company Contributions (as described in Section 4.03) may be forfeited and the entire balance of a Participant's Participating Company Contribution Account (including the vested portion thereof) shall be forfeited and treated as a forfeiture if the Compensation Committee of the Board, in its sole discretion, determines that a Participant has engaged in Misconduct.

7.03 Treatment of Forfeitures

     Forfeitures that arise under this Plan shall be subtracted (deleted) from a Participant's Participating Company Contribution Account and a Participant's Account Balance and shall no longer be an obligation of any Company or Participating Company in any way.

                                    ARTICLE 8

                                 ADMINISTRATION

8.01 General Administration

     The Board shall appoint a Committee consisting of not less than three (3) persons to administer the Plan. Any member of the Committee may at any time be removed, with or without cause, and his or her successor appointed by the Board, and any vacancy caused by death, resignation or other reason shall be filled by the Board. The Committee shall be the plan administrator of the Plan and in general shall be responsible for the management and administration of the Plan. The Committee shall have full power and discretionary authority to administer the Plan in all of its details (including, without limitation, the discretionary authority to decide all claims for benefits and to construe and interpret the terms of the Plan), subject to applicable requirements of law. The Committee may approve amendments to the Plan, without prior approval or subsequent ratification by the Board, if the amendment: (i) does not significantly change the benefits provided under the Plan (except as required by a change in applicable law); (ii) does not significantly increase the costs of the Plan; or (iii) the amendment is intended either to enable the Plan to remain in compliance with the requirements of the Code, ERISA, or other applicable law, to facilitate administration of the Plan. A duly authorized officer of the Company shall execute the amendment, evidencing the Company's adoption of the amendment.

     No member of the Committee who is an employee of the Company or any Participating Company shall receive compensation for his or her services to the Plan. The Committee shall have such duties and powers as may be necessary to discharge its duties under this Plan. The fiscal records of the Plan shall be maintained on the basis of the Plan Year.

8.02 Committee Procedures

     The Committee may act at a meeting or in writing without a meeting. The Committee may adopt such by-laws and regulations, as it deems desirable for the conduct of its affairs. All decisions shall be made by majority vote. No member of the Committee who is at any time a Participant in this Plan shall vote in a decision of the Committee (whether in a meeting or by written action) made specifically and uniquely with respect to such member of the Committee or amount, payment, timing, form or other aspect of the benefits of such Committee member under this Plan.

8.03 Indemnification of Committee Members

     The Participating Companies shall indemnify and hold harmless each member of the Committee against any and all liability, claims, damages and expense (including all expenses reasonably incurred in such Committee member's defense in the event that the Company or any Participating Company fails to provide such defense upon such Committee member's written request) which the Committee member may incur while acting in good faith in the administration of the Plan.

                                    ARTICLE 9

                                CLAIM PROCEDURES

9.01 Presentation of Claim

     Any Participant or beneficiary of a deceased Participant (such Participant or beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. The Committee shall have the discretionary authority to decide all claims for benefits and to construe and interpret the terms of the Plan.

9.02 Notification of Decision

     The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
                Section 9.03 below.

9.03 Review of a Denied Claim

     Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than sixty (60) days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

9.03 Decision on Review

     The Committee shall render it decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within one hundred twenty (120) days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reason as for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

9.04 Legal Action

     A Claimant's compliance with the foregoing provisions of this Article 9 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 10

                        AMENDMENT AND TERMINATION OF PLAN

10.01 Amendment and Termination

      Generally, the Company shall have the right to amend or terminate the Plan by action of the Committee at any time. However, no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or other beneficiary is entitled under Article 4 of the Plan to the date of such amendment or termination. A duly authorized officer of the Company shall execute the amendment, evidencing the Company's adoption of the amendment.

10.02 Termination of Participation by a Participating Company

      Although each Participating Company anticipates that it will continue in the Plan for an indefinite period of time, there is no guarantee that any Participating Company will continue its participation in the Plan. Accordingly, each Participating Company reserves the right to discontinue its participation or sponsorship of the Plan, and the Company reserves its right to terminate the Plan, at any time by appropriate action of its board of directors or duly appointed committee. Upon the termination of participation of any Participating Company (or upon termination of the Plan), the participation of the affected Participants shall terminate and his or her Account Balances shall be paid distributed in a lump sum as soon as practicable after such termination of participation or termination of the Plan.

                                   ARTICLE 11

                               GENERAL PROVISIONS

11.01 Limitation of Rights

      Neither the establishment of this Plan nor any amendment thereof, nor the payment of any benefits, will be construed as giving to any Participant, beneficiary, or other person any legal or equitable right against the Company or any Participating Company, except as provided herein. Neither the establishment of this Plan nor any amendment thereof, nor the payment of benefits, nor any action taken with respect to this Plan shall confer upon any person the right to be continued in the employment of the Company, Participating Company or Related Company.

11.02 No Assignment or Alienation of Benefits

      The rights of a Participant, former Participant, beneficiary or any other person to payment of benefits under this Plan may not be assigned, transferred, anticipated, conveyed, pledged or encumbered except by will or the laws of descent or distribution; nor shall any such right be in any manner subject to levy, attachment, execution, garnishment or any other seizure under legal, equitable or other process for payment of any debts, judgments, alimony, or separate maintenance, or reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise; provided, however, that a Participant shall have the right to designate in writing and in accordance with the provisions of Section 5.05 hereof primary and contingent beneficiaries to receive benefit payments subsequent to the death of the Participant.

11.03 Successors

      The provisions of this Plan shall be binding upon and inure to the benefit of the Participating Companies, their successors and assigns, and each Participant and his or her heirs, executors, administrators and legal representatives.

11.04 Governing Law

      The provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Washington without regard to its conflicts of laws principles, to the extent such laws are not preempted by ERISA or other applicable federal law.

11.05 Entire Agreement

      This plan document together with any agreement or documents referred to herein represents the entire agreement between the Company, any Participating Company and any Participant in this Plan with respect to any interests in benefits payable under this Plan. This agreement supersedes any and all prior agreements between the Company and any Participant, whether such agreement or agreements were written or oral with respect to any interests in benefits payable under this Plan. Any amendment or modification to the terms of this Plan must be in writing and signed by an authorized officer of the Company. No Compensation Deferral Agreement shall in any way amend, alter or revise this Plan. In the event the terms of the Compensation Deferral Agreement or any other document or agreement or summary of this Plan conflict with the terms of the Plan as stated herein (or any amendments or supplements thereto), the terms of the Plan shall be controlling.

11.06 Unsecured General Creditor

      Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of a Company. For purposes of the payment of benefits under this Plan, any and all of a Company's assets shall be, and remain, the general, unpledged, unrestricted assets of the Company. A Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

11.07 Participating Company's Liability

      A Participating Company's liability for the payment of benefits shall be defined only by the Plan and the Compensation Deferral Agreement (to the extent not inconsistent with the Plan), as entered into between the Participating Company and a Participant. A Participating Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Compensation Deferral Agreement (to the extent not inconsistent with the Plan).

11.08 Not a Contract of Employment

      The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Participating Company and a Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Participating Company, either as an employee or consultant, or to interfere with the right of any Participating Company to discipline or discharge the Participant at any time.

11.09 Captions

      The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

11.10 Notice

      Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                               Benefits Committee
                                 Coinstar, Inc.
                              1800 114th Avenue SE
                               Bellevue, WA 98004

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

11.11 Validity

      In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

11.12 Incompetent

      If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person, or the Committee may direct the payment of such benefit in such manner as the Committee considers advisable. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

      [I am inclined to delete this section because ERISA preempts state community property law, so a spouse never has a right to transfer any interest in the Plan.]

11.13 Furnishing Information

      A Participant or his or her beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

11.14 Court Order

      The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse. Any such distribution shall reduce the Participant's Account Balance and benefit under the Plan and shall completely discharge the Committee and the Participating Companies for any liability with respect to the portion of the Participant's benefit distributed.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed for and on behalf of the Company by its duly authorized officers on this the 21st day of November, 2001.

                                     COINSTAR, INC.

                                     By:      /s/ M. Carol Lewis
                                        ----------------------------------------
                                                  M. Carol Lewis
                                     Title:    Corporate Secretary
                                           -------------------------------------


ATTEST:



_________________________________